Exhibit 10.9

ASSIGNMENT, ASSUMPTION AND AMENDMENT OF PROMISSORY NOTE

THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT OF PROMISSORY NOTE (this “Assignment”) dated December 30, 2011, is made and executed by and among 84 FINANCIAL L.P., whose address is 12627 San Jose Boulevard, Suite 305, Jacksonville, Florida 32223 (referred to herein as “Assignor”), SHEPHERD’S FINANCE, LLC, whose address is 3508 Washington Road, McMurray, PA 15317 (referred to herein as “Assignee”), and INVESTOR’S MARK ACQUISITIONS, LLC, whose address is 124 Windermere Ct., McMurray, PA 15317 (referred to herein as “Lender”).

RECITALS.

A.            Pursuant to the terms of that certain Subordinated Promissory Note executed by Assignor in favor of Lender dated December 29, 2010 (the “Note”), Lender made a loan to Assignor in the amount of $1,500,000.00.

B.            Assignor desires to assign to Assignee all of Assignor’s right, title and interest in the Note and Assignee desires to assume the same, subject to the terms, provisions and modifications contained herein.

NOW THEREFORE,   in consideration of the above recitals which are incorporated herein and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignee and Lender, the parties hereto hereby agree as follows.

1.            Assignment.  Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in and to the Note. Assignor hereby delegates to Assignee all of Assignor’s obligations under the Note arising or accruing on or after the date hereof, and Assignee hereby assumes such obligations under the Note arising or accruing after the date hereof.

2.            Modifications to the Note.  Notwithstanding any provision in the Note to the contrary, the Note is hereby modified as follows:

A.            Credit Agreement.  The following provision is hereby added to the Note: “The terms and provisions hereof are subject to the terms and provisions of that certain Credit Agreement dated December 30, 2011, by and among Lender, Grantor, Benjamin Marcus Homes, L.L.C. (“Benjamin Marcus”) and Mark L. Hoskins.”

B.            Borrower.  The term “Borrower” shall mean Shepherd’s Finance, LLC.

C.            Governing Law.  The last sentence of the Note is hereby deleted and replaced with the following: “All rights and obligations under this Note shall be governed by the laws of the Commonwealth of Pennsylvania.”

D.            Renewal Option.  The renewal option granted in the Note is hereby deleted, and such renewal option is of no further force and effect.

E.            Maturity Date.  The maturity date for the Note shall be the date that the BMH Note and the New IMA Note, as such terms are defined in the Credit Agreement, are satisfied in full.

3.            Full Force and Effect.  The Note, as modified by this Assignment, is hereby ratified and confirmed by the parties hereto and shall remain in full force and effect.

4.            Binding Effect.  This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

5.            Counterparts.  This Assignment may be executed by the parties on separate counterparts or separate signature pages, all of which, taken together, shall constitute one and the same instrument.

6.            Further Assurances.  Assignor and Lender agree to execute any further documents, and to take any further actions reasonably requested by Assignee to effectuate the agreements between the parties reflected herein.

7.            Release of Assignor.  In consideration of the benefits provided herein, and intending to be legally bound, Assignee and Lender hereby irrevocably and unconditionally release and forever discharge Assignor of and from any and all rights, obligations, promises, agreements, debts, losses, controversies, claims, causes of action, liabilities, damages, and expenses, including without limitation attorneys’ fees and costs, of any nature whatsoever, whether known or unknown, asserted or unasserted, which they ever had, now have, or hereafter may have against Assignor arising under the Note.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS ASSIGNMENT TO BE EXECUTED ON THE DATE FIRST SET FORTH ABOVE.

ASSIGNOR:

84 FINANCIAL L.P.

By: /s/ Thomas P. Spatola

Name: Thomas P. Spatola

Title: President

{Notarized}

ASSIGNEE:

SHEPHERD’S FINANCE, LLC

By: /s/ Daniel M. Wallach

Name: Daniel M. Wallach

Title: CEO

{Notarized}

LENDER:

INVESTOR’S MARK ACQUISITIONS, L.L.C.

By: /s/ Mark L. Hoskins        (Seal)

MARK L. HOSKINS, Manager of INVESTOR’S MARK

ACQUISITIONS, L.L.C.

{Notarized}